ClearBridge Focus Value ETF

Schedule of investments (unaudited)	June 30, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 12.5%
Interactive Media & Services - 1.6%
Alphabet Inc., Class A Shares	30	$42,542	*

Media - 7.9%
Charter Communications Inc., Class A Shares	120	61,205	*
Comcast Corp., Class A Shares	2,200	85,756
DISH Network Corp., Class A Shares	1,720	59,357	*

Total Media		206,318

Wireless Telecommunication Services - 3.0%
T-Mobile US Inc.	748	77,904	*

Total Communication Services		326,764

CONSUMER DISCRETIONARY - 2.6%
Specialty Retail - 2.6%
Home Depot Inc.	270	67,638

CONSUMER STAPLES - 8.5%
Beverages - 5.6%
Keurig Dr Pepper Inc.	2,140	60,776
PepsiCo Inc.	660	87,292

Total Beverages		148,068

Household Products - 2.9%
Reynolds Consumer Products Inc.	2,180	75,733

Total Consumer Staples		223,801

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
TC Energy Corp.	1,480	63,433

FINANCIALS - 18.8%
Banks - 7.4%
Bank of America Corp.	4,010	95,237
JPMorgan Chase & Co.	1,060	99,704

Total Banks		194,941

Capital Markets - 1.7%
Charles Schwab Corp.	1,290	43,525

Consumer Finance - 2.9%
American Express Co.	790	75,208

Diversified Financial Services - 2.6%
Berkshire Hathaway Inc., Class B Shares	390	69,619	*

See Notes to Schedule of Investments.

ClearBridge Focus Value ETF 2020 Quarterly Report	1

ClearBridge Focus Value ETF

Schedule of investments (unaudited) (cont’d)	June 30, 2020

SECURITY	SHARES	VALUE
Insurance - 4.2%
Marsh & McLennan Cos. Inc.	530	$56,906
Progressive Corp.	650	52,071

Total Insurance		108,977

TOTAL FINANCIALS		492,270

HEALTH CARE - 13.6%
Biotechnology - 2.4%
Amgen Inc.	270	63,682

Health Care Providers & Services - 6.0%
AmerisourceBergen Corp.	740	74,570
UnitedHealth Group Inc.	280	82,586

Total Health Care Providers & Services		157,156

Pharmaceuticals - 5.2%
Johnson & Johnson	600	84,378
Novartis AG, ADR	580	50,657

Total Pharmaceuticals		135,035

TOTAL HEALTH CARE		355,873

INDUSTRIALS - 10.6%
Industrial Conglomerates - 2.6%
Honeywell International Inc.	470	67,957

Machinery - 8.0%
Deere & Co.	500	78,575
Illinois Tool Works Inc.	410	71,688
Otis Worldwide Corp.	1,060	60,272

Total Machinery		210,535

TOTAL INDUSTRIALS		278,492

INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 2.0%
Motorola Solutions Inc.	375	52,549

Electronic Equipment, Instruments & Components - 2.0%
TE Connectivity Ltd.	640	52,192

Semiconductors & Semiconductor Equipment - 3.4%
Lam Research Corp.	280	90,569

Software - 2.6%
Microsoft Corp.	330	67,158

Technology Hardware, Storage & Peripherals - 2.9%
Apple Inc.	210	76,608

Total Information Technology		339,076

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ETF 2020 Quarterly Report

ClearBridge Focus Value ETF

Schedule of investments (unaudited) (cont’d)	June 30, 2020

SECURITY		SHARES	VALUE
MATERIALS - 6.2%
Chemicals - 4.9%
Air Products & Chemicals Inc.		360	$86,926
PPG Industries Inc.		390	41,363

Total Chemicals			128,289

Construction Materials - 1.3%
Martin Marietta Materials Inc.		170	35,117

Total Materials			163,406

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.2%
American Tower Corp.		320	82,733

UTILITIES - 6.3%
Electric Utilities - 3.4%
Edison International		1,630	88,525

Multi-Utilities - 2.9%
Sempra Energy		660	77,372

TOTAL UTILITIES			165,897

TOTAL COMMON STOCKS (Cost - $2,541,490)			2,559,383

	EXPIRATION DATE	RIGHTS
RIGHTS - 0.0%††
T-Mobile US Inc. (Cost - $0)	7/27/20	650	109	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,541,490)			2,559,492

	RATE	SHARES
SHORT-TERM INVESTMENTS - 2.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $59, 427)	0.042%	59,427	59,427

TOTAL INVESTMENTS - 99.9% (Cost - $2,600,917)			2,618,919

Other Assets in Excess of Liabilities - 0.1%			3,123

TOTAL NET ASSETS - 100.0%			$2,622,042

††	Represents less than 0.1%.

* Non-income producing security.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ETF 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds the shares of which trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund has entered into agreements certain large institutional investors (“Authorized Participant Representatives” or “APRs”) who perform an intermediary role between the Fund and the APs.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. In addition, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, APs are unable to view Fund holdings. However, to faciliate the creation and redemption of Fund shares in-kind, the APRs are able to view Fund holdings. In order to create or redeem Fund shares, APs must use an APR as an agent. To avoid unfair advantages, an APR cannot create or redeem shares directly with the Fund for its own account.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-end funds are valued at the closing net

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Notes to Schedule of Investments (unaudited) (cont’d)

asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks	$2,559,383	—	—	$2,559,383
Rights	109	—	—	109

Total Long-Term Investments	2,559,492	—	—	2,559,492

Short-Term Investments†	59,427	—	—	59,427

Total Investments	$2,618,919	—	—	$2,618,919

†	See Schedule of Investments for additional detailed categorizations.

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